UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

            c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 5/31/09

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2009

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

May 31, 2009

ECONOMIC SUMMARY

Signs of improvement in the U.S. housing market, rising consumer confidence and a rally in financial stocks suggest that the economy may be bottoming out and the worst of the financial crisis may be behind us.  Indeed, the Bureau of Labor Statistics reported job losses in May were the lowest in eight months.  Stock markets have risen sharply since March 9th (36.6% for the S&P 5001) as several of the biggest banks in the country announced they were profitable in the first quarter.  Many banks that issued preferred stock to the government as part of the Troubled Asset Relief Program (TARP) have been successful in raising additional capital with a goal of refunding the TARP money as soon as allowable.

Indications of an improvement in the economy are coming from many sources.  Real disposable income was much stronger than expected in April thanks to fiscal stimulus and May might post another uptick.  With the rise in consumer confidence, the unprecedented slump in consumer spending may be behind us. Even the housing market is showing signs of improvement.  New homebuilding may be stabilizing and pending and actual sales are picking up.  The inventory of unsold homes is finally edging downward, thanks to continued rapid declines in house prices. Manufacturing may be on the cusp of a rebound as orders are finally increasing at the same time that inventories are falling at a record pace.  Inventory reductions have been a huge factor contributing to the economic contraction.  That process may now be set to reverse.

To be sure, there are headwinds.  Longer-term interest rates have risen sharply as the supply of government bonds has surged and inflation concerns have increased.  This has resulted in mortgage rates rising.  The more rates go up, the more home prices need to go down to match consumers’ payments.  Unemployment may continue to rise even while economic conditions improve.  Outside of the effects of the fiscal stimulus plan, disposable income growth may stagnate if fuel prices continue to rise.  But, inflation may be contained for now.  Wage freezes continue to eliminate the prospect for spiraling employment costs in the next few quarters, and savings as a percent of disposable income has jumped.  Also, capacity utilization rates worldwide are very low, which mitigates any sustained excess-demand pressures that might push prices upward.

__________________

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

We believe the stage is set for a deceleration in the rate of economic decline in the second quarter. By the third quarter, inventories may be "right-sized," and we might get a positive bounce from consumption as the fiscal stimulus measures gather greater momentum. In our opinion, the third quarter is increasingly looking like the quarter that will allow a gradual transition to positive growth, with a gain in activity projected in the fourth quarter of 2009.  Unemployment may remain high for some time, likely peaking in mid-2010.  A sustained jobless recovery cannot be ruled out.

The Equity Growth Fund

For the six months and one year ended May 31, 2009 the North Country Equity Growth Fund had total returns of 3.01% and -32.82% versus the S&P 500 at 4.04% and -32.58% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -7.90%, -2.76%, and -1.20% versus the S&P 500 at -8.25%, -1.91%, and -1.72% respectively.

With the S&P 500 Index having rallied an astounding 36.6% from its lows on March 9th, the logical question is how sustainable is this rally going forward.  We believe the positive case shows that evidence of a gradual recovery in the U.S. and global economy may be intact and that the headwinds of tight financial markets and a free fall in economic data appear to have subsided.  Investors’ appetite for investment grade and selected high yield securities has provided companies with easier access to capital for short-term funding needs.  Major institutions have been able to issue non-government backed debt and equity, yet another sign of normalizing capital market conditions.  However, new headwinds may be surfacing.  Consumers have embarked upon a long-term de-leveraging process, tighter risk controls and regulations may limit credit availability, rising energy prices could stifle consumer income and spending, and the corporate earnings recession in the U.S. continues to unfold.  U.S. equity market valuations are now more expensive than they were on March 9, 2009 when the equity markets were at their recent low.

We remain concerned that certain industries seem structurally impaired as opposed to cyclically weak.  The financial sector may see less collateralization of mortgage debt, credit card receivables, and auto loans, which may limit a funding source, and reduce earnings expectations.  The auto industry may be smaller when the reorganizations are over.  The healthcare sector faces a recurring fear that government intervention may crimp long-term profits.

In December of 2008 the allocations within the portfolio reflected our defensive posture.  We believed that the economic outlook had deteriorated due to a decline in consumer expenditures while business equipment spending and industrial production had weakened.  Moreover, sharp slowdowns in overseas economies were expected to lead to a deceleration in the growth of U.S. exports.  Adding to these recessionary forces, the intensification of financial market turmoil was expected to exert additional restraint on spending. Relative to the sectors of the S&P 500, we were overweight consumer staples and healthcare, underweight in consumer discretionary, financials, information technology and materials, and marketweight energy, telecommunication services, and utilities.

In early March we received a number of positive economic reports — the first set of promising data in quite some time. Retail sales exceeded Street expectations, consumer confidence edged upward, the trade deficit narrowed once again, and jobless claims appeared to have stabilized. Meanwhile, JPMorgan, Bank of America, and Citigroup surprised many by issuing positive first quarter assessments.

At that time, there was an unprecedented amount of stimulus in the pipeline. Policy-makers around the world continued to pump enormous amounts of liquidity into the financial markets and had numerous financial backstops and interventions in place or in the works. The U.S. Treasury considered a plan to buy bad assets directly from the banks. The government had already committed to buy up to $600 billion of mortgage securities from Fannie Mae and Freddie Mac. That move has already begun to reduce mortgage rates. The Fed also planned to lend up to $200 billion to holders of securities backed by credit card and auto loans, while leaving the door open to expand this program to mortgages as well.  Low interest rates were expected to continue, as we estimated that the Federal Funds Target Rate would remain at 0.25% through 2009, and there was the potential for direct intervention by the Federal Reserve in purchasing U.S. Treasury securities.  We believed these actions would give important support to credit markets, providing a solid foundation upon which real economic recovery can build over time.

In March we made subtle changes to the sector weightings in reaction to what appeared to be an improving outlook.  We reduced the underweight in information technology, though remained underweight.  Strong balance sheets for many of the companies in this sector, combined with attractive valuations, supported our action.  The funds for this allocation change came from a reduced overweight in healthcare, though we remained overweight.  President Obama’s determination to move forward with health care reform led us to conclude that long-term earnings expectations may be reduced in the health care sector.

In April, we continued to make subtle changes to the sector weightings.  It appeared to us that leadership was swinging away from defensive sectors to more cyclical sectors in expectation of an economic recovery.  We reduced the overweight in the consumer staples sector, but remained overweight.  We remained overweight in consumer staples as we believed that these companies offered stable earnings, dividend growth, and tremendous potential for growth in emerging markets.  We reduced the healthcare sector to a marketweight from an overweight.  The industrial and information technology sectors were raised to overweights.  Overall, overweight sectors were consumer staples, industrials and information technology, marketweight sectors were energy, healthcare, telecommunication services, and utilities, and underweight sectors were consumer discretionary, financials and materials.

As we move into an economic recovery phase we forecast several trends:  Investors may be willing to take on more risk; equities may be favored over bonds; and commodities may benefit from heightened inflation concerns, resource constraints, and a desire to own non-dollar denominated assets.

The Intermediate Bond Fund

In the six months ending May 31, 2009, we have witnessed dramatic events unfold in the Fixed Income Markets.  Notably, the Federal Funds Target Rate has been reduced to a range of 0.00 to 0.25%, a flight to quality briefly brought U.S. Treasury Bill yields into negative territory, credit spreads, in particular for financial corporations, widened as risk aversion became pervasive and then, as anticipation of an eventual economic recovery emerged and opportunities were perceived where only risks were seen previously, credit spreads narrowed and a positive slope to the U.S. Treasury Yield Curve emerged.

In this time period, the North Country Intermediate Bond Fund sought to benefit from opportunities for attractive yields in corporate bonds at the expense of holding U.S. Treasury Securities.  This decision negatively impacted the performance of the North Country Intermediate Bond Fund relative to its benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2.  As of May 31, 2009, the North Country Intermediate Bond Fund had annualized total returns for one year, three years, five years, and ten years of -0.42%, 2.90%, 2.33%, and 3.98% versus the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index at 4.56%, 6.00%, 4.48%, and 5.51% respectively.   However, the North Country Intermediate Bond Fund has outperformed its benchmark for the one-month, three-month and six-month periods ending May 31, 2009, with period returns of 1.76%, 1.97% and 4.17% versus the same Index at 0.45%, 1.48% and 2.70% respectively.  We attribute this recent relative outperformance to a general narrowing of credit spreads and a reversal in the performance of U.S. Treasury Securities as evidenced by the one year and six month performance of the Merrill Lynch Treasury Master Index3 for the period ending May 31, 2009 of +7.63% and -0.86% respectively.

__________________

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

3 The Merrill Lynch Treasury Master index is based on U.S. Treasury Notes with maturities ranging form 1 to 15+ years.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.07%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.84%

Average Annual Total Returns as of March 31, 2009 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-36.31%	-5.02%	-2.43%

North Country Intermediate Bond Fund	-4.42%	1.23%	3.65%

Average Annual Total Returns as of May 31, 2009 (Fiscal First Half)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-32.82%	-2.76%	-1.20%

North Country Intermediate Bond Fund	-0.42%	2.33%	3.98%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser voluntarily agreed to reduce its fees and/or absorb expenses of the fund through November 30, 2009 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses).  Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as May 31, 2009 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0883-NLD-7/23/2009

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

May 31, 2009

Industries	% of Net Assets		% of Net Assets
Common Stock	96.97%	Investment Services	2.68%
Oil & Gas Services	8.26%	Commercial Services	2.12%
Retail	7.70%	Beverages	1.53%
Computer / Network Products	7.60%	Industrial Gases	1.36%
Medical - Drugs	6.83%	Chemicals	1.35%
Medical Equipment & Supplies	6.28%	Apparel	1.25%
Telecommunications	6.13%	Biotechnology	1.21%
Food	5.59%	Transportation	1.01%
Conglomerates	5.47%	Multimedia	0.78%
Software & Programming	5.45%	Electric Products	0.65%
Oil & Gas Producers	5.25%	Mining	0.45%
Diversified Financial Services	4.71%	Motorcycles	0.25%
Aerospace / Defense	3.69%	Insurance	0.20%
Electric Utilities	3.25%	Money Market Funds	2.81%
Banks	3.01%	Other Assets Less Liabilities	0.22%
Consumer Products	2.91%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
International Business Machines Corp.	2.46%	Medco Health Solutions, Inc.	2.12%
Transocean, Ltd.	2.45%	Baxter International, Inc.	2.08%
St. Jude Medical, Inc.	2.31%	Heinz Co.	2.06%
Kellogg Co.	2.28%	Cameron International Corp.	2.02%
ITT Educational Services, Inc.	2.12%	Colgate - Palmolive Co.	1.95%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2009

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	59.24%	Electrical Components & Equipment	1.13%
Investment Services	6.83%	Forest Products & Paper	1.10%
Telecommunications	6.34%	Housewares	0.83%
Diversified Financial Services	6.23%	Multimedia	0.59%
Foods	5.18%	Miscellaneous Manufacturing	0.58%
Banks	4.96%	Commercial & Professional Services	0.57%
Electric Utilities	4.87%	Iron/Steel	0.57%
Oil & Gas	3.12%	Healthcare Services	0.53%
Pharmaceuticals	2.99%	Household Products	0.52%
Cosmetics	2.34%	U.S. Govt. Agency Obligations	32.83%
Chemicals	2.30%	Government Agencies	32.83%
Beverages	2.22%	Money Market Funds	10.27%
Retail	2.18%	Liabilities in excess of other assets	(2.34%)
Communications Equipment	1.77%	Total Net Assets	100.00%
Insurance	1.49%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, , 4.20%, due 2/23/10	2.79%	FNMA, 3.25%, due 2/10/10	2.30%
FHLB, 5.00%, due 12/21/15	2.43%	Hershey Co., 5.45%, due 9/1/16	2.28%
FNMA, 3.625% due 2/12/13	2.36%	FNMA, 2.50%, due 3/19/12	2.27%
Avon Products, Inc., 5.125%, due 1/15/11	2.34%	FHLB, 3.25% due 3/18/14	2.26%
FNMA, 4.80%, due 11/27/12	2.30%	FHLMC, 2.50%, due 4/8/13	2.25%

                                                             FHLB – Federal Home Loan Bank

                                                             FHLMC – Federal Home Loan Mortgage Corporation

                                                             FNMA – Federal National Mortgage Association

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2009

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS - 96.97%			Conglomerates - 5.47% (Continued)
Aerospace / Defense - 3.69%			28,000	Illinois Tool Works, Inc.	$ 904,120
14,000	General Dynamics Corp.	$ 796,600	20,000	ITT Industries Corp.	823,600
20,000	L-3 Communications		25,000	Parker Hannifin Corp.	1,056,500
	Holdings, Inc.	1,470,200	21,000	United Technologies Corp.	1,104,810
12,000	Lockheed Martin Corp.	1,004,280			5,904,830
17,000	Rockwell Collins, Inc.	721,140	Consumer Products - 2.91%
		3,992,220	32,000	Colgate-Palmolive Co.	2,110,400
Apparel - 1.25%			20,000	Procter & Gamble Co.	1,038,800
23,600	Nike, Inc. - Cl. B	1,346,380			3,149,200
			Diversified Financial Services - 4.71%
Banks - 3.01%			40,000	American Express Co.	994,000
99,000	Bank of America	1,115,730	9,000	Goldman Sachs Group, Inc.	1,301,130
52,830	Bank of New York Mellon	1,467,617	45,000	JPMorgan Chase & Co.	1,660,500
35,000	U.S. Bancorp	672,000	25,000	PNC Financial Services
		3,255,347		Group, Inc.	1,138,750
Beverages - 1.53%					5,094,380
31,800	Pepsico, Inc.	1,655,190	Electric Products - 0.65%
			22,000	Emerson Electric Co.	705,980
Biotechnology - 1.21%
22,000	Genzyme Corp.*	1,301,080	Electric Utilities - 3.25%
			28,000	Dominion Resources, Inc.	890,120
Chemicals - 1.35%			22,000	Exelon Corp.	1,056,220
22,500	Ecolab, Inc.	840,375	25,000	Progress Energy, Inc.	887,750
7,500	Monsanto Co.	616,125	24,000	Southern Co.	681,840
		1,456,500			3,515,930
Commercial Services - 2.12%			Food - 5.59%
25,000	ITT Educational Services, Inc.*	2,294,750	26,300	General Mills, Inc.	1,346,034
			61,000	Heinz Co.	2,231,380
Computer/Network Products - 7.60%			57,000	Kellogg Co.	2,465,250
30,000	Accenture, Ltd.	897,900			6,042,664
15,000	Apple, Inc.*	2,037,150	Industrial Gases - 1.36%
86,000	Cisco Systems, Inc.*	1,591,000	20,000	Praxair, Inc.	1,464,000
30,000	Hewlett Packard, Co.	1,030,500
25,000	International Business		Insurance - 0.20%
	Machines Corp.	2,657,000	15,000	Hartford Financial
		8,213,550		Services Group	215,100
Conglomerates - 5.47%			Investment Services - 2.68%
20,000	Danaher Corp.	1,207,000	13,000	Franklin Resources, Inc.	869,050
60,000	General Electric Co.	808,800	50,000	T. Rowe Price Group, Inc.	2,028,500
					2,897,550
The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

		Market			Market
Shares		Value	Shares		Value
Medical - Drugs - 6.83%			Retail -7.70% (Continued)
45,000	Abbott Laboratories	$ 2,027,700	35,000	McDonald's Corp.	$ 2,064,650
62,000	Bristol-Myers Squibb Co.	1,235,040	30,000	Staples, Inc.	613,500
33,000	Johnson & Johnson	1,820,280	18,500	Target Corp.	727,050
50,000	Medco Health Solutions, Inc.	2,294,500	21,500	Walgreen Co.	640,485
		7,377,520	30,000	Wal-Mart Stores, Inc.	1,492,200
Medical Equipment & Supplies - 6.28%					8,322,725
44,000	Baxter International, Inc.	2,252,360	Software & Programming - 5.45%
28,000	Medtronic, Inc.	961,800	38,000	Adobe Systems, Inc.*	1,070,840
64,000	St. Jude Medical, Inc.*	2,497,280	25,000	Fiserv, Inc. *	1,059,000
28,000	Stryker Corp.	1,076,320	86,000	Microsoft Corp.	1,796,540
		6,787,760	100,000	Oracle Corp.*	1,959,000
Mining - 0.45%					5,885,380
11,000	Vulcan Materials Co.	487,190	Telecommunications - 6.13%
			64,000	AT&T, Inc.	1,586,560
Motorcycles - 0.25%			108,000	Corning, Inc.	1,587,600
15,800	Harley-Davidson, Inc.	268,126	76,000	Neustar, Inc. - Cl. A*	1,523,800
			66,000	Verizon Communications,	1,931,160
Multimedia - 0.78%				Inc.	6,629,120
35,000	Walt Disney Co.	847,700	Transportation - 1.01%
			15,000	Burlington Northern
Oil & Gas Producers - 5.25%				Santa Fe Corp.	1,086,600
26,000	Chevron Corp.	1,733,420	TOTAL COMMON STOCKS
30,000	ConocoPhillips	1,375,200	(Cost $116,958,215)		104,794,281
29,500	Exxon Mobil Corp.	2,045,825
23,000	Valero Energy Corp.	514,510	MONEY MARKET FUNDS - 2.81%
		5,668,955	3,036,625	BlackRock Liquidity
Oil & Gas Services - 8.26%				Temp Fund, 0.54% (a)	3,036,625
26,000	Baker Hughes, Inc.	1,015,560
70,000	Cameron International Corp.*	2,186,100	TOTAL MONEY MARKET FUNDS
37,000	National Oilwell Varco, Inc.*	1,428,940	(Cost $3,036,625)		3,036,625
48,000	Noble Corp.	1,649,760
33,319	Transocean, Ltd.*	2,648,194	TOTAL INVESTMENTS
		8,928,554	(Cost $119,994,840)	99.78%	107,830,906
Retail - 7.70%			Other assets
28,000	Costco Wholesale Corp.	1,358,560	less liabilities	0.22%	238,012
30,000	CVS Corp.	894,000
28,000	Lowe's Companies, Inc.	532,280	TOTAL NET ASSETS	100.00%	$ 108,068,918

* Non-income producing security			(a) Variable rate yield; the coupon rate shown represents
			the rate at May 31, 2009.

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2009

Principal		Market	Principal		Market
Amount		Value	Amount		Value
CORPORATE BONDS - 59.24%			Diversified Financial Services - 6.23% (Continued)
Banks - 4.96%				Caterpillar Financial Services.,
	American Express Centurion,		$ 500,000	4.25%, due 2/8/13	$ 490,797
$1,100,000	5.95%, due 6/12/17	$ 964,037		General Electric Capital
	Fifth Third Bank,			Corp.,
2,500,000	4.20%, due 2/23/10	2,475,885	1,000,000	4.25%, due 6/15/12	998,503
	Wells Fargo & Co.,		1,000,000	5.40%, due 9/20/13	1,011,866
1,000,000	5.00%, due 11/15/14	965,595	1,000,000	5.375%, due 10/20/16	974,224
		4,405,517		Household Finance Corp.,
Beverages - 2.22%			1,200,000	6.375%, due 10/15/11	1,225,439
	Anheuser-Busch Cos. Inc.,			John Deere,
1,000,000	5.60%, due 3/1/17	947,111	500,000	5.25%, due 10/1/12	525,021
	Brown-Forman Corp.- Cl. B,				5,535,850
500,000	5.20%, due 4/1/12	525,854	Electrical Components & Equipment - 1.13%
	Coca-Cola Co.,			Emerson Electric Co.,
500,000	4.875%, due 3/15/19	500,149	1,000,000	5.125%, due 12/1/16	1,001,949
		1,973,114
Chemicals - 2.30%			Electric Utilities - 4.87%
	Monsanto Co.,			Alabama Power Co.,
1,000,000	5.125%, due 4/15/18	997,735	1,000,000	5.20%, due 1/15/16	1,006,110
	Praxair, Inc.,			Commonwealth Edison,
500,000	5.25%, due 11/15/14	532,011	1,000,000	6.15%, due 3/15/12	1,047,830
500,000	5.375%, due 11/1/16	512,500		Detroit Edison Co.,
		2,042,246	1,000,000	5.60%, 6/15/18	984,894
Commercial & Professional Services - 0.57%				Dominion Resources, Inc.,
	Dun & Bradstreet Corp.,		500,000	5.15%, due 7/15/15	507,585
500,000	5.50%, due 3/15/11	503,877		Southern Power Co.,
			500,000	4.875%, due 7/15/15	467,185
Communications Equipment - 1.77%				Virginia Electric & Power,
	Cisco Systems, Inc.,		300,000	4.50%, due 12/15/10	313,766
1,500,000	5.50%, due 2/22/16	1,570,940			4,327,370
			Foods - 5.18%
Cosmetics - 2.34%				Campbell Soup Co.,
	Avon Products, Inc.,		500,000	4.50%, Due 2/15/19	488,139
2,000,000	5.125%, due 1/15/11	2,079,022		Hershey Co.,
			1,950,000	5.45%, due 9/1/16	2,021,468
Diversified Financial Services - 6.23%				Kellogg Co.,
	American General Finance,		500,000	4.25%, due 3/6/13	511,934
500,000	4.00%, due 3/15/11	310,000

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Foods - 5.18% (Continued)			Investment Services - 6.83% (Continued)
	Kraft Foods, Inc.,			Lehman Brothers Holdings, Inc.,
$ 500,000	6.25%, due 6/1/12	$ 539,588	$ 2,000,000	5.75%, due 5/17/13 (b)	$ 295,000
1,000,000	5.25%, due 10/1/13	1,038,514	500,000	5.75%, due 1/3/17 (b)	50
		4,599,643		Merrill Lynch & Co., Inc.,
Forest Products & Paper - 1.10%			2,000,000	5.00%, due 1/15/15	1,696,799
	International Paper Co.,				6,064,229
1,000,000	6.75%, due 9/1/11	976,724	Iron/Steel - 0.57%
				Nucor Corp.,
Healthcare Services - 0.53%			500,000	5.85%, due 6/1/18	509,121
	UnitedHealth Group, Inc.,
500,000	5.00%, due 8/15/14	470,237	Miscellaneous Manufacturing - 0.58%
				Honeywell International, Inc.,
Household Products - 0.52%			500,000	4.25%, due 3/1/13	514,638
	Fortune Brands, Inc.,
500,000	5.375%, due 1/15/16	459,817	Multimedia - 0.59%
				Walt Disney Co.,
Housewares - 0.83%			500,000	5.625%, due 9/15/16	524,293
	Newell Rubbermaid, Inc.,
800,000	5.50%, due 4/15/13	735,546	Oil & Gas - 3.12%
				Anadarko Finance Co.,
Insurance - 1.49%			500,000	6.75%, due 5/1/11	523,435
	American International			Anadarko Petroleum Corp.,
	Group, Inc.,		500,000	5.95%, due 9/15/16	478,225
1,000,000	5.60%, due 10/18/16	422,856		Apache Corp.,
500,000	5.05%, due 10/1/15	210,867	500,000	5.25%, due 4/15/13	519,517
	Genworth Financial			BJ Services Co.,
	Inc. - Cl. A,		300,000	5.75%, due 6/1/11	307,944
1,000,000	5.65%, due 6/15/12	692,638		Sunoco, Inc.,
		1,326,361	1,000,000	5.75%, due 1/15/17	943,354
Investment Services - 6.83%					2,772,475
	Bear Stearns Co., Inc.,		Pharmaceuticals - 2.99%
300,000	4.50%, due 10/28/10	306,167		Abbott Laboratories,
1,000,000	5.70%, due 11/15/14	1,028,359	500,000	5.15%, due 11/30/12	541,555
500,000	5.55%, due 1/22/17	460,734		GlaxoSmithKline Capital, Inc.,
	Goldman Sachs Group, Inc.,		1,000,000	5.65%, due 5/15/18	1,039,097
1,000,000	6.60%, due 1/15/12	1,060,157		Wyeth,
1,000,000	5.125%, due 1/15/15	987,003	1,000,000	5.50%, 2/1/14	1,071,777
250,000	5.625%, due 1/15/17	229,960			2,652,429

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2009

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Retail - 2.18%			Government Agencies - 32.83% (Continued)
	Home Depot, Inc.,		$ 2,000,000	4.25%, due 2/26/16	$ 1,976,876
$1,000,000	5.40%, due 3/1/16	$ 979,933	1,000,000	4.25%, due 3/9/18	1,024,581
	Wal-Mart Stores, Inc.,		1,000,000	4.75%, due 3/25/19	1,010,196
1,000,000	4.125%, due 2/1/19	961,151		Federal Home Loan Mortgage
		1,941,084		Coporation,
Telecommunications - 6.34%			2,000,000	2.50%, due 4/8/13	2,003,282
	AT&T, Inc. Global Bond,		2,000,000	3.05%, due 6/18/14	2,000,000
1,000,000	5.30%, due 11/15/10	1,035,468		Federal National Mortgage
	AT&T, Inc.,			Association,
1,000,000	4.95%, due 1/15/13	1,034,103	2,000,000	3.25%, due 2/10/10	2,039,012
1,000,000	5.60%, due 5/15/18	1,012,810	2,000,000	2.50%, due 3/19/12	2,017,962
	Bellsouth Corp.,		2,000,000	4.80%, due 11/27/12	2,043,274
500,000	4.20%, due 9/15/09	502,698	2,000,000	3.625%, due 2/12/13	2,097,128
500,000	5.20%, due 9/15/14	506,224	2,000,000	4.00%, due 6/24/16	2,000,000
	Verizon Global,				29,169,577
500,000	4.375%, due 6/1/13	500,980	TOTAL U.S. GOVERNMENT &
	Verizon NJ, Inc.,		AGENCY OBLIGATIONS
1,000,000	5.875%, due 1/17/12	1,047,060	(Cost $28,571,083)		29,169,577
		5,639,343
TOTAL CORPORATE BONDS			MONEY MARKET FUNDS - 10.27%
(Cost $56,406,998)		52,625,825	Shares
			9,121,035	BlackRock Liquidity
U.S. GOVERNMENT & AGENCY				Temp Fund, 0.54% (a)	9,121,035
OBLIGATIONS - 32.83%			TOTAL MONEY MARKET FUNDS
Government Agencies - 32.83%			(Cost $9,121,035)		9,121,035
	Federal Home Loan Bank,
500,000	5.125%, due 9/29/10	528,787	TOTAL INVESTMENTS
1,000,000	2.625%, due 3/11/11	1,028,423	(Cost $94,099,116)	102.34%	90,916,437
1,000,000	5.65%, due 6/29/12	1,052,688	Liabilities in excess
1,000,000	4.82%, due 11/13/12	1,020,132	of other assets	(2.34)%	(2,076,414)
1,000,000	5.25%, due 9/13/13	1,108,312
2,000,000	3.25%, due 3/18/14	2,006,810	TOTAL NET ASSETS	100.00%	$ 88,840,023
500,000	5.25%, due 9/12/14	552,700
2,000,000	5.00%, due 12/21/15	2,156,562	(a) Variable rate yield; the coupon rate shown represents
1,500,000	4.10%, due 1/28/16	1,502,852	the rate at May 31, 2009.
			(b) In default, issuer filed Chapter 11 bankruptcy.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2009

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $119,994,840 and
$94,099,116 respectively)	$107,830,906	$ 90,916,437
Receivable for securities sold	-	1,091,059
Receivable for fund shares sold	110,259	79,355
Dividends and interest receivable	211,184	988,706
Prepaid expenses and other assets	15,378	25,747
Total Assets	108,167,727	93,101,304

LIABILITIES:
Payable for securities purchased	-	4,000,000
Dividends payable	-	208,249
Payable for fund shares repurchased	1,700	-
Accrued advisory fees	62,792	35,068
Accrued administration fees	10,064	5,874
Accrued transfer agency fees	4,307	1,687
Other accrued expenses	19,946	10,403
Total Liabilities	98,809	4,261,281
Net Assets	$108,068,918	$ 88,840,023

NET ASSETS CONSIST OF:
Paid in capital	$131,094,534	$ 94,579,922
Accumulated undistributed net investment income	576,219	194
Accumulated net realized loss from
investment transactions	(11,437,901)	(2,557,414)
Net unrealized depreciation on investments	(12,163,934)	(3,182,679)
Net Assets	$108,068,918	$ 88,840,023

Shares outstanding (unlimited number of shares authorized;	13,597,829	9,237,748
no par value)

Net asset value, offering and redemption price per share	$ 7.95	$ 9.62
($108,068,918/13,597,829 and $88,840,023/9,237,748, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2009

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 30,594	$ 1,968,748
Dividends	1,163,206	-
Total investment income	1,193,800	1,968,748

EXPENSES:
Investment advisory fees	352,970	213,189
Administration fees	69,268	66,578
Transfer agency fees	18,689	15,270
Custody fees	14,755	8,303
Legal fees	11,754	8,606
Trustees' fees	9,179	6,558
Printing expense	7,344	4,673
Audit fees	6,640	6,640
Chief Compliance Officer fees	6,271	3,688
Registration & filing fees	4,673	4,673
Insurance expense	2,950	1,967
Miscellaneous expenses	1,230	1,229
Total expenses	505,723	341,374

Net investment income	688,077	1,627,374

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized loss from investment
transactions	(2,899,955)	(1,706,893)
Net change in unrealized depreciation
of investments for the period	6,101,649	3,459,668
Net realized and unrealized gain
on investments	3,201,694	1,752,775
Net increase in net assets resulting
from operations	$ 3,889,771	$ 3,380,149

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2009	November 30, 2008
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 688,077	$ 977,810
Net realized loss from investment transactions	(2,899,955)	(8,516,342)
Net change in unrealized appreciation (depreciation) for the period	6,101,649	(42,357,648)
Net increase (decrease) in net assets resulting from operations	3,889,771	(49,896,180)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.08 and $0.10
per share, respectively)	(1,009,296)	(998,888)

CAPITAL SHARE TRANSACTIONS	12,760,386	13,589,833

Net increase (decrease) in net assets	15,640,861	(37,305,235)

NET ASSETS:
Beginning of period	92,428,057	129,733,292

End of period (including undistributed net investment income
of $576,219 and $897,438 , respectively)	$108,068,918	$ 92,428,057

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2009	November 30, 2008
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 1,627,374	$ 3,465,409
Net realized gain (loss) from investment transactions	(1,706,893)	62,883
Net change in unrealized appreciation (depreciation) for the period	3,459,668	(6,726,860)
Net increase (decrease) in net assets resulting from operations	3,380,149	(3,198,568)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.18 and $0.41
per share, respectively)	(1,627,679)	(3,465,211)

CAPITAL SHARE TRANSACTIONS	5,086,864	6,694,685

Net increase in net assets	6,839,334	30,906

NET ASSETS:
Beginning of period	82,000,689	81,969,783

End of period (including undistributed net investment income
of $194 and $499, respectively)	$ 88,840,023	$ 82,000,689

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months
	ended		For the year ended November 30,
	May 31, 2009		2008	2007		2006		2005		2004
	(Unaudited)
Net asset value, beginning of period	$ 7.80		$ 12.58	$ 11.39		$ 10.32		$ 9.67		$ 8.79

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.05		0.09	0.09		0.06		0.03		0.02	+
Net realized and unrealized gains (losses)
on investments	0.18		(4.77)	1.10		1.11		0.64		0.86
Total from investment operations	0.23		(4.68)	1.19		1.17		0.67		0.88

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)		(0.10)	0.00		(0.10)		(0.02)		0.00	+
Distribution from net realized gains
from security transactions	0.00		0.00	0.00		0.00		0.00		0.00
Total distributions	(0.08)		(0.10)	0.00		(0.10)		(0.02)		0.00

Net asset value, end of period	$ 7.95		$ 7.80	$ 12.58		$ 11.39		$ 10.32		$ 9.67

Total return (2)	3.01%		(37.51%)	10.45%		11.37%		6.97%		10.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 108,069		$ 92,428	$ 129,733		$ 106,513		$ 95,582		$ 84,655
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.06%	(4)	1.04%	1.03%		1.08%		1.09%		1.08%
Expenses, net of reimbursement/recapture	1.06%	(4)	1.04%	1.06%	(3)	1.10%	(3)	1.10%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	1.45%	(4)	0.85%	0.79%		0.62%		0.36%		0.26%
Net investment income,
net of reimbursement/recapture	1.45%	(4)	0.85%	0.77%	(3)	0.59%	(3)	0.35%	(3)	0.24%	(3)
Portfolio turnover rate	2%		11%	27%		37%		43%		37%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized.
+ Less than $.01 per share.
The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months
	ended		For the year ended November 30,
	May 31, 2009		2008	2007	2006	2005	2004
	(Unaudited)
Net asset value, beginning of period	$ 9.41		$ 10.17	$ 10.18	$ 10.16	$ 10.43	$ 10.70

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.18		0.41	0.44	0.42	0.34	0.34
Net realized and unrealized gains (losses)
on investments	0.21		(0.76)	(0.01)	0.01	(0.25)	(0.17)
Total from investment operations	0.39		(0.35)	0.43	0.43	0.09	0.17

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.18)		(0.41)	(0.44)	(0.41)	(0.34)	(0.34)
Distribution from net realized gains
from security transactions	0.00		0.00	0.00	0.00	(0.02)	(0.10)
Total distributions	(0.18)		(0.41)	(0.44)	(0.41)	(0.36)	(0.44)

Net asset value, end of period	$ 9.62		$ 9.41	$ 10.17	$ 10.18	$ 10.16	$ 10.43

Total return (2)	4.17%		(3.59)%	4.34%	4.38%	0.86%	1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 88,840		$ 82,001	$ 81,970	$ 70,214	$ 58,497	$ 60,904
Ratios to average net assets:
Expenses	0.79%	(3)	0.82%	0.83%	0.89%	0.88%	0.89%
Net investment income	3.78%	(3)	4.11%	4.38%	4.14%	3.33%	3.21%
Portfolio turnover rate	19%		27%	31%	54%	31%	36%

__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
May 31, 2009 (Unaudited)

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Committee as of May 31, 2009.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

As described under Security Valuation, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds’ investments carried at fair value.

North Country Equity Growth Fund:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	107,830,906	-
Level 2– Other Significant Observable Inputs	-	-
Level 3– Significant Unobservable Inputs	-	-
Total	107,830,906	-

North Country Intermediate Bond Fund:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	9,121,035	-
Level 2– Other Significant Observable Inputs	81,795,402	-
Level 3– Significant Unobservable Inputs	-	-
Total	90,916,437	-

*Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds did not hold any Level 3 investments during the period.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of the applicable country’s tax rules and rates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2009, the Adviser received advisory fees of $352,970 from the Equity Fund and $213,189 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2009.  For the six months ended May 31, 2009, there were no fee waivers or expense reimbursements paid by the Adviser to the Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed. The Adviser has further agreed to limit the period for which it may recover fee waivers or expense reimbursements to three years from the date such fee was waived or expense reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  As of May 31, 2009, there were no fee waivers subject to recapture by the Adviser.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses. GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.  Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the six months ended May 31, 2009, GemCom received $3,402 from the Equity Fund and $3,121 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee of $19,845 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2009, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $131,094,534 and $94,579,922, respectively.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the six months		For the year
	ended		ended
	May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	2,458,731	$ 17,889,412	3,182,232	$ 30,675,031
Shares issued for reinvestment
of dividends	32,069	244,367	21,559	269,710
Shares redeemed	(746,663)	(5,373,393)	(1,664,552)	(17,354,908)
Net increase	1,744,137	$ 12,760,386	1,539,239	$ 13,589,833

Intermediate Bond Fund:
	For the six months		For the year
	ended		ended
	May 31, 2009		November 30, 2008
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,161,409	$ 11,164,903	1,816,105	$ 18,106,474
Shares issued for reinvestment
of dividends	24,960	238,867	52,564	522,411
Shares redeemed	(661,485)	(6,316,906)	(1,216,582)	(11,934,200)
Net increase	524,884	$ 5,086,864	652,087	$ 6,694,685

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2009 were as follows:

		Intermediate Bond Fund
	Equity Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$16,577,343	$ 3,471,335	$16,500,000
Sales	$ 2,098,804	$11,005,990	$ 4,000,000

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

At May 31, 2009, net unrealized appreciation (depreciation), for book purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 7,317,662	$ 1,511,403
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(19,481,596)	(4,694,082)
Net unrealized depreciation	$ (12,163,934)	$ (3,182,679)

The aggregate cost of securities for federal income tax purposes at May 31, 2009 is the same as for book purposes for both Funds.

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2009 and the year ended November 30, 2008, were as follows:

Equity Growth Fund:	For the six months ended May 31, 2009	For the year ended Nov. 30, 2008
Ordinary income	$ 1,009,296	$ 998,888
Long-term capital gains	−	−
Total	$ 1,009,296	$ 998,888

Intermediate Bond Fund:
Ordinary income	$1,627,679	$3,465,211
Long-term capital gains	−	−
Total	$1,627,679	$3,465,211

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ 897,438	$ (8,537,946)	$ (18,265,583)
Intermediate Bond Fund	499	(850,521)	(6,642,347)

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2009 (Unaudited)

As of November 30, 2008, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2011	2012	2013	2014	2015	Total
Equity Growth Fund	$21,604	$ -	$ -	$ -	$8,516,342	$8,537,946
Intermediate Bond Fund....	-	-	730,867	119,654	-	850,521

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2009, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 77% of the voting securities of the North Country Equity Growth Fund and approximately 85% of the North Country Intermediate Bond Fund.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial disclosures.

NOTE 9. SUBSEQUENT EVENTS

On July 24, 2009, a combined Special Meeting of Shareholders of the North Country Equity Growth Fund and The North Country Intermediate Bond Fund was held at which the shareholders of the Funds voted as indicated below with respect to the following proposal:

To elect two Trustees for the Trust

                                                                  FOR

       WITHHOLD

John E. Arsenault

21,654,273

4,285

John C. Olsen

21,654,870

3,688

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2008 and held until May 31, 2009.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/08)	Ending Account Value (5/31/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/08-5/31/09)
Equity Growth Fund
Actual	$1,000.00	$ 1,030.15	1.06%	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	1.06%	$5.34
Intermediate Bond Fund
Actual	$1,000.00	$1,041.69	0.79%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	0.79%	$3.98

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 27, 2009, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds as independently chosen by Lipper Analytical, Inc. (the “Peer Group”); and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that undue profitability was not a concern.  In addition, the Board considered that the Adviser has voluntarily limited the overall expense ratio of each Fund since its inception and has agreed to continue to limit expenses for each of the Funds, at least through the fiscal year ending November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that the performance of the Growth Fund has been satisfactory, consistent with market conditions and comparable to its Peer Group.  The Board concluded that the performance of the Bond Fund had trailed its Peer Group, but had improved recently and reflected a conservative management approach that is appropriate for long-term, risk-averse investment. The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted current voluntary limits on total expenses and the Adviser’s willingness to consider adjustments in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, renewal of the Agreement was in the best interests of the Funds’ shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers

Andrew Rogers, President

Date

8/8/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

     Andrew Rogers, President

Date

8/8/09

By (Signature and Title)

/s/ James Colantino

James Colantino, Treasurer

Date

8/8/09